UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

TRON INC.

(Exact name of registrant as specified in charter)

Nevada	001-41768	32-0686534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

941 W. Morse Blvd.

Suite 100

Winter Park FL 32789

(Address of principal executive offices) (Zip Code)

(407) 230-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRON	The Nasdaq Stock Market LLC
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 23, 2026, Tron Inc. (the “Company”) plans on releasing the following information on its feed on X (formerly known as Twitter) (https://x.com/tron_inc):

On January 22, 2026, Tron Inc. (NASDAQ: TRON) acquired 165,824 TRX tokens at an average price of $0.30, further increasing its TRX treasury holdings to more than 677 million TRX in total. The company aims to further grow its Tron DAT holdings to enhance long term shareholder value.

The information set forth in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Investors and others should note that the Company routinely announces material information to its investors using filings with the Securities and Exchange Commission (the “SEC”), the Company’s Investor Relations page on its website at https://srmentertainment.com/investor-relations, press releases, public conference calls, public webcasts, and its feed on “X”. The information posted on the Company’s website or social media channels is not incorporated by reference in this report or in any other report or document the Company files with the SEC. While not all of the information that the Company posts to its Investor Relations page on its website or to social media channels is of a material nature, some information could be deemed to be material. Therefore, the Company encourages investors, the media and others interested in the Company to review the information it makes public in these channels.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRON INC.

Date: January 23, 2026	By:	/s/ Richard Miller
	Name:	Richard Miller
	Title:	Chief Executive Officer